ENCP

 Enercorp, Inc.

Since 1978

32751 Middlebelt Rd., Suite B, Farmington Hills, Michigan 48334

Tel: (248) 851-5651  Fax: (248) 851-9080  E-Mail: enercorp@comcast.net

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on February 1, 2005

                                                              January 03, 2005

TO THE SHAREHOLDERS OF ENERCORP, INC.:

The Annual Meeting of Shareholders of Enercorp, Inc., a Colorado corporation (the "Company"), will be held at the Company’s headquarters located at 32751 Middlebelt Road, Suite B, Farmington Hills, Michigan 48334 on February 01, 2005 at 9:00 a.m. EST to consider and take the following action on:

1.

     PROPOSAL NO. 1: to elect three Directors to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

YOU VOTE FOR PROPOSAL NO. 1

2.

PROPOSAL NO. 2:  to ratify the appointment of JL Stephan  & Co. P.C. as the independent registered auditors of the Company for the fiscal year ended June 30, 2005. The fees paid to the independent registered auditors for the fiscal years ended June 30, 2002, 2003, 2004 are disclosed in the accompanied Proxy Statement in the section “Proposal Number Two –Ratification of the Appointment of the Company’s Independent Registered Auditors”.  (Passage of this Proposal requires the affirmative vote of the majority of the Company’s issued and outstanding shares entitled to vote on this Proposal.)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

YOU VOTE FOR PROPOSAL NO. 2

3.

PROPOSAL NO. 3: to amend its Articles of Incorporation to reduce the voting requirement for approval of certain actions from two-thirds to a majority of the Common Stock and Preferred Stock entitled to vote on the action.  (Passage of this Proposal requires the affirmative vote of two-thirds of the Company’s issued and outstanding shares entitled to vote on this Proposal.)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

YOU VOTE FOR PROPOSAL NO. 3

4.

PROPOSAL NO. 4: to authorize the Company to change the nature of its business and withdraw its status as a Business Development Company under the Investment Company Act of 1940, as amended.  (Passage of this Proposal requires the affirmative vote of the majority of the Company’s issued and outstanding shares entitled to vote on this Proposal.)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

YOU VOTE FOR PROPOSAL NO. 4

5.

Such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.

The discussion of the Proposals of the Board of Directors set forth above is intended only as a summary, and it is qualified in its entirety by the information relating to the Proposals set forth in the accompanying Proxy Statement.

Only Holders of Record of Common Stock at the close of business on December 06, 2004 will be entitled to notice of and to vote at this Annual Meeting, or any postponements or adjournments thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, the Board of Directors urges you to make sure your vote is counted by signing, dating and returning your WHITE proxy card as soon as possible in the enclosed postage paid envelope. You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it is voted at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person even if he or she has previously returned a proxy.

Please note that you may receive proxy solicitation materials from George Burmann, who with his wife together own 6.5% of the Company’s issued and outstanding common stock. Burmann owns 12,500 shares of Company’s issued and outstanding common stock personally, or 1.8%.

THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY GEORGE BURMANN. If you have previously signed a proxy card sent to you by Burmann, you can revoke that earlier proxy and vote for the Board of Directors’ nominees and on the other matters to be voted on at the Annual Meeting by signing, dating and returning the enclosed WHITE proxy card in the enclosed postage paid envelope.

THE BOARD OF DIRECTORS:

/s/   James C. Sargent

James C. Sargent

Chairman, President and CEO

Farmington Hills, MI

January 03, 2005

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR WHITE PROXY CARD, PLEASE CONTACT MAJLINDA XHUTI, CHIEF FINANCIAL OFFICER OF THE COMPANY AT 248-851-5651.

IMPORTANT

You will not be admitted to the Annual Meeting without proper identification (such as a driver’s license or passport) and either proof of your ownership of Enercorp Common Stock or proof that you hold a valid proxy from a stockholder who held Enercorp Common Stock as of the record date of the Annual Meeting.

Registration will begin at 8:30 a.m., EST, on February 1, 2005. Please allow ample time for check-in. Please bring proper identification and evidence of either your stock ownership or the grant of any valid proxy you hold with you in order to be admitted to the Annual Meeting. If your shares (or the shares of the stockholder who granted you the proxy) are held in the name of a bank, broker or other nominee holder and you plan to attend the Annual Meeting in person, please bring a copy of your broker statement, the proxy card mailed to you by your bank or broker or other proof of ownership of Enercorp’s Common Stock (or the equivalent proof of ownership as of the close of business on the record date of the stockholder who granted you the proxy).

Cameras, cell phones, recording equipment and other electronic devices will not be permitted at the meeting.

ENCP

Enercorp, Inc.

Since 1978

                                                                             32751 Middlebelt Rd. Suite B, Farmington Hills, Michigan 48334

Tel: (248) 851-5651  Fax: (248) 851-9080  E-Mail: enercorp@comcast.net

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 1, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed WHITE proxy is solicited on behalf of the Board of Directors of Enercorp, Inc. for use at the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 32751 Middlebelt Rd. Suite B, Farmington Hills, Michigan 48334 at 9:00 a.m. EST, on February 1, 2005, or at any adjournment(s) or postponement(s) of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders. When WHITE proxies are properly submitted, the shares they represent will be voted at the Annual Meeting or at any adjournment(s) or postponement(s) thereof in accordance with the directions indicated thereon. If no directions are indicated thereon, the holders of WHITE proxies will vote the shares according to the recommendations of the Board of Directors described in this proxy statement. If other items of business are properly presented at the Annual Meeting or at any adjournment(s) or postponement(s) thereof, the holders of the WHITE proxies will vote the shares represented by those proxies as the Board of Directors may recommend, and otherwise in the proxy holders’ discretion.

The date of this proxy statement is January 03, 2005. The proxy solicitation materials were first mailed on or about December 17, 2004 to stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND VOTING SECURITIES

Stockholders of record at the close of business on December 06, 2004 (referred to as the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 695,897 shares of Enercorp’s Common Stock, issued and outstanding and no shares of Enercorp’s Preferred Stock issued and outstanding.

VOTING

Each stockholder as of the Record Date is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the Annual Meeting. If you held shares on the Record Date, you will retain your voting rights for the Annual Meeting even if you sell such shares after the Record Date. Stockholders do not have the right to cumulate votes in the election of directors. Stockholders may submit their vote by mail, using the enclosed WHITE proxy card. Please see the enclosed WHITE proxy card for further instructions on how to submit your vote.

If you hold your shares in more than one account or if they are registered in different names, you may receive more than one WHITE proxy card. Please sign, date and return all WHITE proxies you receive to ensure that all of your shares are voted.

REVOCABILITY OF PROXY

If the enclosed WHITE Proxy is executed and returned, at the Meeting the named proxy will vote the Proposals.  The Proxy may be revoked by the Shareholder at any time, prior to its use, by notice in writing to the Secretary of the Company, by executing a later-dated Proxy and delivering it to the Company prior to or at the Meeting or by voting in person at the Meeting.

If you previously voted for any of George Burmann’s nominees, you can change your vote. To change your vote, simply sign, date and return the enclosed WHITE proxy card in the accompanying postage paid envelope. We strongly urge you to revoke any proxy card you may have returned to Burmann and to vote FOR the Board’s director nominees, AGAINST Burmann’s Proposals.  Only your latest dated proxy will count at the Annual Meeting

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The quorum necessary to transact business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Abstentions, votes withheld and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur when a bank, broker or other nominee holder has not received voting instructions with respect to a particular matter and the nominee holder does not have discretionary power to vote on that matter. Shares voted “For,” “Against,” “Abstain” or “Withhold” on a matter are treated as shares voted at the Annual Meeting (referred to as the “Votes Cast”) with respect to such matter. Broker non-votes are not treated as Votes Cast at the Annual Meeting.

Since broker non-votes are not treated as Votes Cast, they will have no effect on Proposal No. 1, the election of the three directors, since the three directors are elected by a plurality of the Votes Cast, and they will have no effect in all other matters, because those matters require the majority of the Votes Cast to be approved. Abstentions and votes to “Withhold” will have no effect on Proposal No. 1, the election of the three directors, since the three directors are elected by a plurality. In all other matters, abstentions and votes to “Withhold” will be treated as a vote against a proposal, having the same effect as a negative vote.

It will not help your Board if you sign and return proxies sent by Burmann. The only way to support your Board’s nominees is to vote FOR the Board’s nominees, and AGAINST Burmann’s Proposal on the enclosed WHITE proxy card.

SOLICITATION

In addition to solicitation by mail, the Company may use the services of its Directors, Officers and Employees to solicit Proxies, personally or by telephone and telegraph, but at no additional salary or compensation.  The Company will reimburse banks, brokers, other custodians, nominees and fiduciaries holding Shares of Record for others their reasonable out-of-pocket expenses incurred by them in forwarding copies of the Proxy Materials to the Beneficial Owners of such shares.

RECENT DEVELOPMENTS

Legal Proceedings

On February 14, 2004, George Burmann ("Plaintiff") commenced a lawsuit against the Company (the "Lawsuit") by filing a Complaint in the District Court for the City and County of Denver, Colorado.  In the Complaint, Burmann asked the Court to compel the Company to: (1) hold a meeting of shareholders, and, (2) produce certain business records at the Company's expense, such as the shareholder list dated no earlier than January 1, 2004; and minutes of all meetings of the board of directors of Enercorp since January 1, 2003.  Plaintiff did not assert a claim for damages, but he has asked to be reimbursed for his costs and attorney fees relating to the Lawsuit.  The Company timely responded to Burmann's Complaint by filing its Answer on April 2, 2004.  In the Answer, the Company denied that Plaintiff was entitled to the relief requested in the Complaint.  The Company further scheduled a shareholder meeting to be held on September 10, 2004, and believes it has been responsive to Plaintiff's demands for information to which Burmann is entitled by law. Such information includes minutes of the board meetings, articles of incorporation and bylaws of the Company, all the names and addresses of Company’s current directors and officers, most recent corporate report delivered to the Secretary of State of Colorado, accounting records up to June 30, 2004 and other records including written contracts and agreements.

The Company filed its Definitive Proxy Statement with the SEC on August 20, 2004. The Company set the record date for this meeting on August 3, 2004, and completed all the required procedures to ultimately provide all its eligible shareholders with the annual meeting Proxy Statement and Proxy Card, accompanied by the latest annual report on form 10-KSB, no later than August 31, 2004. At the Plaintiff’s urging, and over the objection of the Company, the District Court for the City and County of Denver enjoined the meeting from going forward.

The Company employed its best efforts to comply with the Court Order, which required the Company to set a shareholders meeting no later than November 17, 2004, with a record date of February 17, 2004. The Company filed its Preliminary Proxy Statement with the SEC on October 27, 2004 announcing the date of the annual shareholders meeting as November 16, 2004. Plaintiff’s Preliminary Competing Proxy Statement was filed with the SEC on October 29, 2004. Due to circumstances and delays beyond its control, the Company’s Board of Directors unanimously voted to conduct the meeting of shareholders on December 8, 2004, rather than November 16, 2004, to ensure that both Enercorp and Burmann were able to mail their definitive proxy statements to the shareholders sufficiently in advance of the proposed meeting. The Company believes it was in the parties’ mutual best interest that the meeting be postponed until December 8, 2004. Burmann was notified of this development immediately after this resolution was approved by the Company’s Board of Directors. On the same day, November 8, 2004 Burmann filed a motion to enjoin the scheduled December 8, 2004 annual shareholders meeting and to be appointed as a receiver of Enercorp to conduct of the shareholders meeting. A hearing on this motion took place on November 22, 2004.

At this hearing the District Court for the City and County of Denver, Colorado denied Burmann’s request for appointment of a receiver, and ordered that a shareholders meeting be conducted at the Company’s headquarters located at 32751 Middlebelt Road, Suite B, Farmington Hills, Michigan 48334, on February 01, 2005 at 9:00 a.m. EST, with a record date of December 06, 2004, in contrary to Burmann’s motion seeking a February 17, 2004 record date. The Court agreed to retain the Chairman of Enercorp, Inc, Mr. James C. Sargent as chair of the meeting, in contrary to Burmann’s motion seeking appointment of an independent chair. This Court also, entered a protective order that requires Burmann not to use the Company’s shareholder list for any improper purpose and to return it (without keeping a copy) as soon as the proxy fight is over.

Burmann was a director of the Company from June 2001-December 2001, appointed in connection with the  “Wen Group” deal. Burmann voluntarily resigned from all his positions with the Company, on December 2, 2001 when the “Wen Group” deal was rescinded in January 2002, after a complete failure of this group of investors to fulfill what they promised when they signed the Subscription Agreement of September 2001.

Offer to purchase securities

By letter dated July 7, 2004, Burmann offered to the Board of Directors of Enercorp to buy directly, or through an accredited investor, newly issued shares of common stock at a price of $0.33/share for a total of $150, 000. This investment would have provided Burmann control over Enercorp. Enercorp’s Board of Directors found his proposal unacceptable for the following reason:

As a business development company, Enercorp is not permitted by applicable securities law to sell securities at a price lower than the latest book value per share. Portfolio book valuation of Enercorp was $0.88 per share, as of June 30, 2004.  Burmann’s offering price was not even close to one half of the latest book value per share of Enercorp, as of June 30, 2004.

Sale of securities subsequently rescinded

The Company issued to various accredited investors 369,318 shares of 6% Cumulative Convertible Legended Preferred Stock, Par Value $0.88/share, on August 2, 2004. The Company received $325,000 in cash for the newly issued Legended Preferred shares. The Legended Preferred shares were sold at a price of $0.88/per share, convertible one for one to Common stock equal to the latest NAV (Net Asset Value) per common share at day’s end, June 30, 2004. The proceeds from this funding were used to pay off the majority of the Company’s then outstanding liabilities, pay the costs of the shareholder meeting, and provide working capital.

On August 30, 2004, the District Court, City and County of Denver, Colorado issued a Temporary Restraining Order, which enjoined the Company from proceeding with scheduled September 10, 2004 shareholder meeting. The Court set the new shareholder meeting record date of February 17, 2004, which would effectively prevent the investors in the 6% Cumulative Convertible Legended Preferred Stock from being entitled to vote at the annual shareholder meeting, because the Legended Preferred stock was not issued until early August 2004.

The Company committed to the new investors to entitle them with the voting rights in recognition for the capital they had invested in the Company. Unable to do so, the Company’s Board of Directors with the agreement of the investing parties, declared the transaction of August 2, 2004 null and void. The sale of these new securities was rescinded on October 12, 2004, and with the agreement of the investors who advanced the money in Enercorp, these investors were issued Secured Notes totaling $325,000.

OTHER MATTERS FOR CONSIDERATION BY SHAREHOLDERS

Late Filing By Burmann Under the Securities Exchange Act of 1934.

Burmann and his wife together have been more than 5% shareholders of the Company since May 23, 2003. He failed to disclose his security holding position in Enercorp, within 10 days from the day of the event, as required by the Securities Exchange Act of 1934 (the “Exchange Act”). On January 20, 2004, over six months after acquiring more than 5% of Enercorp’s outstanding shares of common stock and THE SAME DAY he submitted his request to the Company for a shareholder meeting and the inspection of its corporate records, Burmann filed his Schedule 13D with the SEC to report his security holding position with Enercorp disclosing his intent to effect a change in management of the Company.

Burmann violated Rule 13d-1(a) under the Exchange Act by waiting over 6 months to file a Schedule 13D because the rule clearly requires that a Schedule 13D be filed with the SEC within 10 days after he acquired beneficial ownership of more than 5% of Enercorp’s common stock.  Management of the Company perceives this violation by Burmann as particularly egregious because it appears that Burmann intentionally wanted to delay disclosure of his intent to effect a change in management to better position himself for the proxy contest he is now waging.   Further, Burmann is a securities broker, and as such, the Management of the Company believes he either knew or should have known of his reporting obligations under the Exchange Act.

Burmann has indicated to the Company that he believes the Company’s annual reports on Form 10-KSB are inaccurate, since Burmann’s security holding position with Enercorp is not listed.  Burmann’s failure to file his security position reports timely with the SEC caused this omission in the Company’s 10-KSB filed in 2003. Burmann held these securities in street name and, therefore, the Company had no way of knowing he and his wife together owned over 5% of the total issued and outstanding shares of the Company’s common stock until he finally reported such ownership in a Schedule 13D filed with the SEC well over 6 months after he first acquired his Enercorp shares.

Burmann’s offer to purchase additional shares of Enercorp did not comply with SEC regulations applicable to business
            development companies.

See the Company’s disclosure of Burmann’s offer to purchase securities under “RECENT DEVELOPMENTS – Offer to purchase securities” above.  Management of the Company believes that, as a securities broker, Burmann either knew or should have known that applicable SEC regulations prohibited the Company from accepting his offer to purchase additional common stock of the Company at a price below the then-current book value price per share.

In conclusion, based on Burmann’s actions to date, Management of the Company believes that Burmann has failed to demonstrate a knowledge of legal obligations or level of management experience that would result in a management change beneficial to all of the Company’s shareholders.  Therefore, Management recommends that you vote FOR Management’s slate of nominees for director by voting only the WHITE proxy card enclosed with this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below is information as to certain persons known by the Company to be Beneficial Owner of more than five percent (5%) or more of the voting shares, the Company's Directors and named Executive Officers individually, such Executive Officers and Directors as a group, as well as any shareholder filing form 13-D, as of December 20, 2004 :

Amount and Nature

Name and Address of

     of Beneficial

Percentage

 Beneficial Owner

       Ownership

of Class

James C. Sargent, Esq.

None

0.0%

Director, Chairman and CEO

409 Altamount Circle

Charlottesville, VA 22920

Continued

Salvatore M. Parlatore, Director

None

0.0%

2937 Mix Path

Stevensville, MI 49127

Jeffrey E. Rautio, Director

None

0.0%

5813 West Maple Rd, Ste. 137

West Bloomfield, MI 48322

Majlinda H. Xhuti, CFO

None

0.0%

1860 Axtell Dr. #6

Troy, MI  48084

Charles Maginnis

60,000

8.6%

c/o Corporate Securities Group, Inc.

(1)(2)

7600 Southland Blvd., Suite 101

Orlando, FL 32809

George Burmann

45,500

6.5%

c/o Corporate Securities Group, Inc.

          (1)(2)(3)

7600 Southland Blvd., Suite 101

Orlando, FL 32809

Vasant Chheda

50,000

7.2%

7 Highland Place

Great Neck, NY  11020

(2)(4)

Acrodyne Profit Sharing Trust

37,094

5.3%

(2)(5)

Executive Officers and

None

None

Directors as a group ( 5 persons)

(1)

Based upon the information contained in a schedule 13D filed with the Securities and Exchange Commission (“SEC”)

(2)

Common Stock

(3)

Includes 12,500 shares of common stock owned by Burmann personally, and 33,500 shares of common stock owned by his wife. He owns 1.8% of the Company’s total issued and outstanding shares in his own name.

(4)

No security holding report filed by this shareholder with the SEC. The information is obtained from the Company’s transfer agent.

(5)

Based upon the information contained in the schedule 13G filed with the SEC.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

The following three persons have been nominated for election as Directors of  the Company for a term of one year and until the election and qualification of their successors:    James C. Sargent,  Jeffrey E. Rautio and Salvatore M. Parlatore. These three Directors would constitute the entire Board of Directors.  The persons named in the Proxy intend to vote for Messrs.   Sargent, Rautio and Parlatore,  unless a shareholder withholds authority to vote for any or all of  these nominees.  If any nominee is unable to serve or, for good cause, will not serve, the persons named in the Proxy reserve the right to substitute another person of their choice as nominee in his place.  Each of the nominees has consented to being named in this Proxy Statement and each of the nominees has agreed to serve if elected to the Board of Directors.

EXECUTIVE OFFICERS AND DIRECTORS

Name

Position with Company

Age

   Director

James C. Sargent

Director, Chairman of the Board

88

 09/14/03

                                                                   President, and CEO

Jeffrey E. Rautio

Director

43

10/16/02

Salvatore M. Parlatore

Director

30

10/16/02

No arrangement exists between any of the above Officers and Directors pursuant to which any one of those persons was elected to any such office or position.  Directors are elected to serve until the next Meeting of Shareholders. Executive Officers serve at the pleasure of the Board of Directors.  There are no family relationships among the Directors and Executive Officers of the Company.

James C. Sargent, Sr. has served as director since September 14, 2003. He was born February 26, 1916 in New Haven, Connecticut.  He graduated from the Taft School in June 1935; then attended the University of Virginia where he received a B.A. degree in 1938 and an LLB Degree in 1940.  From 1942 to 1946, he served in the US Air Force rising from a Private to a Captain while serving in Australia, New Guinea and the Philippines.  Mr. Sargent was admitted to practice law by the Appellate Division of the Supreme Court of New York in November 1940 and was admitted to practice law in the District of Columbia in 1961.  From 1940 to 1951, except for the World War II years, he served as an associate with Clark & Baldwin, as a trial attorney for Consolidated Edison Company of New York, as a law assistant with the Appellate Division of the Supreme Court of the State of New York, and as an Assistant Attorney General of the State of New York.  In 1951, he became an associate and then partner of Spence & Hotchkiss, a law firm in New York City. In November 1955, he was sworn in as the Regional Administrator of the New York office of the SEC*, where he served until June 1956, when he was sworn in as a Commissioner of the SEC*, with an appointment by President Eisenhower with the advice and consent of the US Senate. Following his service with the SEC, Mr. Sargent returned to New York City, where he became a partner in firms specializing in securities law.  He remained a partner of Whitman & Ransom until November 1997, when he retired.  He then became counsel to Opton, Handler, Gottlieb, Feiler and Katz. He remained as counsel to that firm until March 1997, at which time he left New York City and became, with his wife, domiciliary residents of the Commonwealth of Virginia, where he now resides.  He continues to practice law.

* Mr. Sargent’s former positions with the SEC in no way suggest that the Company’s activities, or the decisions made by the Board of Directors are being endorsed by the SEC.

Dr. Jeffrey E. Rautio, O.D., has served as Director since October 16, 2002.  He represents Enercorp’s investment in Ajay Sports, Inc. by serving on its Board of Directors.   Dr. Rautio has been Director of Refractive Services at the Beitman Laser Eye Institute since 2000.  He has also been affiliated with WorldWide Tee Time, LLC, since 1998.  From 1987 to 1999, he served as Senior Staff Optometrist at Henry Ford Hospital, as well as Team Optometrist for the Detroit Lions, Inc. from 1991 to 1999.  From 1999 to 2000, he was Director of Optometry at Oculus Laser Vision Correction & Advanced Vision Centers of Derma Vogue.  In 1981, Dr. Rautio completed an A.A.S. degree (Associate in Applied Science) at Ferris State University, Big Rapids, Michigan, and in May 1986, he was awarded the O.D. degree (Doctor of Optometry) by that University.

Salvatore M. Parlatore  has served as Director since October 16, 2002. He represents Enercorp’s investment in CompuSonics Video Corporation by serving on its Board of Directors. Mr. Parlatore is currently employed as a Brand Manager at Whirlpool Corporation in Benton Harbor, Michigan. He was co-founder, Director of Operations and Director of Strategy from 1997 to 2001 for Nexiv, Inc., a startup website, hosting and internet services company. From 1997 to 1999, he was Senior Project Manager with Webstyles, LLC. Earlier, he was employed by Gettys Group, Inc. (1996 to 1997) as a management consultant, where he specialized in commercial real estate evaluations and renovations nationally, particularly hotel projects.   A native of Long Island, New York, he also attended Brentwood College School of Vancouver Island, Canada, then later earned a BS degree in Business Administration in 1996 at Cornell University, Ithaca, New York.  In May 2003, he received a MBA degree majoring in marketing and information technology at the University of Illinois, Urbana-Champaign, Illinois.

During the fiscal year ended June 30, 2004, the Board of Directors held four meetings and acted through written consent two times.  The Board of Directors has Compensation and Audit Committees consisting of Messrs. Sargent and Parlatore, independent Directors of the Company.  The Compensation Committee, members of which Committee review and approve the Company’s compensation policies, determines compensation paid to the Company’s Executive Officers and administers the 1994 Stock Option Plan for Employees and Officers.  During the fiscal year ended June 30, 2004, the Compensation Committee met four times. The Audit Committee provides oversight in connection with the Company’s compliance with the applicable provisions of the Investment Company Act of 1940. During the fiscal year ended June 30, 2004, the Audit Committee held four meetings.  All Directors and Committee Members attended all meetings held during the fiscal year, with the exception that James Sargent was absent from the meeting held on February 17, 2004.  The Company has no standing Nominating Committee. The Board of Directors acts as an ad hoc Nominating Committee. All three directors are members of this Committee. Shareholders may contact the Board of Directors by telephone at: 248-851-5651, or fax at: 248-851-9080.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The table below provides information regarding compensation paid to all Directors and the Company's Chief Executive Officer (together, the “Compensated Persons”) for the three years ending June 30, 2004. None of the Directors received compensation during the past three years. The Board is comprised of a majority of disinterested directors, including Messrs. Rautio and Parlatore.

                    Annual Compensation                                     Awards

                                                                                            Securities

     Name and

Fiscal

Other Annual

Underlying

Principal Position

Year

Salary ($)

Bonus ($)

Compensation ($)

Stock Options (#)

James C. Sargent

2004

-0-

-0-

-0-

-0-

Chairman and

2003

 -0-

-0-

-0-

-0-

Chief Executive Officer

2002

-0-

-0-

-0-

-0-

Jeffrey E. Rautio

2004

-0-

-0-

-0-

-0-

Director

2003

-0-

-0-

-0-

-0-

2002

-0-

-0-

-0-

-0-

Salvatore M. Parlatore

2004

-0-

-0-

-0-

-0-

Director

2003

-0-

-0-

-0-

-0-

2002

-0-

-0-

-0-

-0-

Thomas W. Itin

                                                               2004                        -0-*

-0-

-0-

-0-

Former Chairman & CEO

   2003

-                                                                                                                                  0-

-0-

-0-

-0-

2002

-0-

-0-

-0-

-0-

*Mr. Itin was paid salary of $145,000 in cash in August 2004, which covered the period May 2001-September 2003 during which he served as an officer and director of the Company.

The Company has a stock option plan but does not have any other long-term compensation arrangements in the form of restricted stock awards, stock appreciation rights plans, or other long-term incentive plans or arrangements.

Aggregated Option Exercises and Fiscal Year End Option Value Table

No stock options were exercised during the fiscal year ended June 30, 2004.  No options were held by any other Compensated Person.

The following table lists the number and value of unexercised stock options granted by the Company.

Name	Number of Securities Underlying Unexercised Stock Options at June 30, 2004 (#) Exercisable Unexercisable		Value of Unexercised In-The-Money Stock Options at June 30, 2004 ($) Exercisable Unexercisable
None	-0-	-0-	-0-	-0-

Compensation of Directors

During fiscal 2004, Directors were paid $-0- and were reimbursed for expenses incurred in attending each Board Meeting.  See the Summary Compensation Table above for the aggregate amounts paid to the Company’s non-employee Directors.

Board Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors is responsible for reviewing and approving the Company's compensation policies and compensation paid to Executive Officers.   The Company's compensation policies are intended to attract, retain and motivate highly qualified executives who support a performance-oriented environment that rewards achievement based upon the Company's performance and the individual's contribution to that performance.  There are three main components in the Company's executive compensation program: base salary, annual bonus incentive, and long-term incentive.  At this time, the only Executive Officer is the Company’s President.

Base Salary.  The base salary of the Company’s President is measured against the median base pay level for positions with comparable functional responsibilities at companies with asset size and business scope comparable to that of the Company.  The President’s salary is reviewed annually.  Salary adjustments may be made by the Committee to recognize individual contribution and performance or to reflect an increased scope of responsibilities.

Incentive Bonus.  An annual incentive bonus for the Company’s President and General Manager is intended to reflect the Committee's belief that a significant portion of the annual compensation of these employees should be contingent upon the performance of the Company, as well as their individual contributions to that performance. The Company has implemented an annual incentive bonus, which provides the Company’s President the opportunity to earn annual incentive bonuses.  As a pay-for-performance plan, the annual incentive bonus is intended to motivate and reward the Company’s President and General Manager by directly linking the amount of any cash bonus to two performance components:  (1) the increase in the Net Asset Value (NAV) of the Company and (2), the amount of consulting fee income generated by the Company.  These two criteria have been reviewed and approved by the Committee.  Under the guidelines adopted by the Committee, the Company’s President is eligible to receive bonus compensation of up to three percent (3%) of the increase in NAV, net of taxes deferred, above the NAV level at the time the last incentive bonus was paid, and he may earn a bonus based on a sliding scale applied to the amount of consulting fees received by the Company.

Long-Term Compensation.  The Company  utilizes the issuance of Common Stock, as well as the granting of stock options, as long-term incentives to reward and retain employees.  The Committee believes that such a policy serves to link Management and shareholder interests and to motivate Executive Officers to make long-term decisions that are in the best interest of the Company and its Shareholders.

The Committee believes that the issuance of Common Stock and granting of stock options provides an incentive that focuses the Executive’s attention on managing the Company from the perspective of an equity owner in the business.  Stock options are granted, from time-to-time, based upon recommendations from Management and the Committee.  In general, stock options vest over a period of time, established by the Board of Directors that is appropriate to the level of compensation reward being sought.  During the past three years, no stock options have been either exercised or granted.

It is the opinion of the Committee that the aforementioned Compensation Program provides features that appropriately align the Company's executive compensation with corporate performance and the interests of its Shareholders.

Performance Graph

The graph below compares the percentage changes in the market price of the Company’s shares of Common Stock for the five-year period ended August 6, 2004, with the relative composite share value of the index of the NASDAQ Stock Market as reported by ComStock through AOL. The higher line of the following graphic represents the aforementioned NASDAQ index; the lower line of the graphic below represents the percentage changes in the market price of the Company’s shares of Common Stock for the five-year period ended December 15, 2004.

Note:  The higher line of the above graphic represents the monthly index derived from compounded daily returns that include all dividends.  This index is reweighed daily, using the market capitalization on the previous trading day. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding day is used.  The index levels for all series were set to $100.00 on June 30, 1993.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires Executive Officers, Directors and persons who beneficially own more than ten percent (10%) of the Company's issued and outstanding Common Stock to file with the SEC Initial Reports of Beneficial Ownership on Form 3, Reports of Changes in Beneficial Ownership on Form 4 and Annual Statements of Changes in Beneficial Ownership on Form 5.  Persons filing such reports are required, under the regulations promulgated by the SEC pursuant to Section 16, to furnish the Company with copies of such reports. Based solely upon a review of the copies of such reports for the five year period ended November 30, 2004, the Company’s management concluded that some directors and executive officers who held such positions in Enercorp during the last five years ended June 30, 2004, including current directors and officers of Enercorp, did not file with the SEC such reports. Current Board and management believed that the Company made adequate disclosure by filing with the SEC the current report on Form 8-k when current directors were elected to the Board. None of current directors and officers of the Company have owned in the past, or currently own any shares of the Company’s issued and outstanding stock, therefore, they believed that such filings were not required for as long as they do not own any shares of the Company’s issued and outstanding stock. (See table under SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT). The Company’s current Board and management relied on the fact that none of the directors and executive officers involved with Enercorp previous to their election including George Burmann, did not file such forms when they were elected to the Board. Current Board and Management are curing this deficiency by filing with the SEC the required Initial Reports on Form 3.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Consistent with its objective of long-term capital appreciation, a Business Development Company consults with its investees with respect to obtaining capital and offers managerial assistance to selected businesses that, in the opinion of the Company's Management, have a significant potential for growth. Therefore, this activity creates by definition related party transactions.

Enercorp has four main investees, Compusonics Video Corporation (“CPVD”), Ajay Sports, Inc (“Ajay”), Pro Golf  International, Inc (“PGI”), ProGolf.com, Inc. (“PG.com”), some of which became part of its portfolio starting in mid 1980’s  Starting in 1990, Thomas W. Itin became involved in these four investees through officership and directorship positions. In April 2001, Itin became interim Chairman, President and CEO of Enercorp until the current Board of Directors was elected in September 2003. Itin then resigned from all his positions with Enercorp shortly after the current Board of Directors took over. He now acts only as a consultant to the Company, and actively assists the Board of Directors, using his extensive background in management of public companies including two current and two former investees of the Company.

CPVD is one of the largest investees of Enercorp. Itin is currently Chairman and CEO of CPVD, in which Itin holds a minority beneficial ownership. Itin is also Chairman of Ajay, Chairman and CEO of PGI, and Chairman and CEO of PG. com, the three other Enercorp investees. Itin may be deemed to have controlling interest in Ajay. Itin also may be deemed to have controlling interest in PGI and PG.com by reason of attribution.

The only other significant investee held by Enercorp during the past five years was Williams Controls, Inc. Enercorp sold its interest in Williams in early 2001 at a profit of approximately $1,5 million. Itin was the founder and had been CEO of Williams since Enercorp’s investment in 1989. There have been no other material changes in Enercorp’s portfolio since April 2001.

Enercorp has an agreement with Acrodyne Corporation to pay a $2,500 per month management fee for office space and services including accounting and financial reporting. As of September 30, 2004, balance of accrued fees due to Acrodyne Corporation was $ 7,500. Mr. Itin is President and has a minority interest in Acrodyne.

In August 2004, Enercorp paid a note payable of $54,950 to Dearborn Wheels, Inc. Shirley B. Itin, wife of Itin has a minority interest in DWI.

Dr. Rautio invested $25,000 in the offering of preferred stock described above under “RECENT DEVELOPMENTS – Sale of securities subsequently rescinded.”  Following rescission of the preferred stock offering and restructuring of the offering, Dr. Rautio received a Secured Note from the Company in the principal amount of $25,000.

PROPOSAL NUMBER TWO

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S

INDEPENDENT REGISTERED AUDITORS

The Board of Directors of the Company appointed and engaged the firm of JL Stephan Co. P.C., as independent registered auditors of the Company for the years ended June 30, 2002, 2003 and 2004.  J.L Stephan Co. P.C., is registered with PCOAB (Public Accounting Oversight Standard Board). The following table sets forth the aggregate fees billed by J.L.Stephan, Co., P.C for audit services, review services, tax compliance and preparation and other advisory services for the fiscal years ending June 30, 2002, 2003 and 2004.

% of

% of

% of

Fee Category

Fiscal 2004

Total

Fiscal 2003

Total

Fiscal 2002

Total

Audit Services

$5,800

46.0

$5,800

46.0

$4,700

53.0

Review Services

1,950

15.0

1,875

15.0

1,800

20.3

Tax Services

0

0

0

0

0

0

Other Services

2,352

39.0

4,887

39.0

2,360

26.7

Total

$10,102

100.0

$12,562

100.0

$8,860

100.0

Audit fees consist of fees billed for professional services rendered for the audit of the company’s financial statements. Review services consist of fees billed for the review of the company’s 10-Q and 10-K reports. Tax fees consist of the tax compliance/preparation and other tax services.  Other fees consist of other services other than those reported above.

For the year ending June 30, 2004, the Board of Directors has selected JL Stephan Co. P.C.  to continue as its independent registered auditors.  Pursuant to the requirements for BDCs under the 1940 Act, the Company is requesting that Shareholders ratify these appointments. If the Company’s appointment of JL Stephan Co. P.C.  is not ratified by the Shareholders for the current fiscal year, the Board of Directors will select a different accounting and auditing firm to audit its financial statements for the fiscal year ending June 30, 2005, subject to ratification of that appointment by the Shareholders at the next Annual Meeting of Shareholders. A representative of JL Stephan Co. P.C. is not expected to be present at this meeting.

Audit and Finance Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Auditors.

The Audit and Finance Committee pre-approves all audit and permissible non-audit services provided by the independent registered auditors.  These services may include audit services, audit-related services, tax services and other services.

The Audit and Finance Committee has adopted a policy for the pre-approval of services provided by the independent registered auditors.  Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.  In addition, the Audit and Finance Committee may also pre-approve particular services on a-case-by-case basis. For each proposed service, the independent registered auditor is required to provide detailed back-up documentation at the time of the approval. The Audit and Finance Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit and Finance Committee at the next schedule meeting.

Board Recommendation and Vote Required

The Board of Directors recommends that Shareholders vote “FOR” ratification of the Company's auditors.  Ratification of the Company’s selection of auditors requires the affirmative vote of a majority of the Company’s issued and outstanding shares entitled to vote on this Proposal.

PROPOSAL NUMBER THREE

AMENDMENT TO RESTATED ARTICLES OF INCORPORATION TO REDUCE

 VOTING REQUIREMENT FOR EXTRAORDINARY TRANSACTIONS

The Company recommends an amendment to its Restated Articles of Incorporation to reduce the voting requirement for shareholder approval of certain actions from two-thirds to a majority of shares entitled to vote on the action.  There is no guarantee that this course of action will be in the long-term best interest of the Shareholders, as the fundamental nature of the Company’s business could subsequently be more easily changed, which increases the inherent investment risk borne by the Company’s Shareholders.

The proposed change in voting requirements in Proposal Number Two does not apply to Proposal Number Three.

Board Recommendation and Vote Required

Currently, the Company’s Restated Articles do not contain a provision concerning the Shareholder vote necessary to approve certain extraordinary transactions, such as mergers, major acquisitions or sales of all or substantially all the Company’s assets. Therefore, under the Colorado Business Corporation Act, the affirmative vote of two-thirds of the issued and outstanding Common Stock is required to approve such transactions. Long after the Company’s inception, the Colorado Business Corporation Act was amended to provide that no action taken by a corporation requires more than a majority vote of the shares entitled to vote unless otherwise provided in the corporation’s articles of incorporation, or unless the corporation was formed before July 1, 1994 and its articles of incorporation do not contain a provision reducing the voting requirement from two-thirds to not less than a majority.

Due to the dispersion of the Company’s Shareholders, it is extremely difficult for the Company to locate and obtain the vote of two-thirds of the outstanding shares. The Board of Directors believes that it is in the best interest of the Company to reduce the voting requirement from two-thirds to not less than a majority of the shares entitled to vote on these types of matters so that a minority of the Company’s Shareholders will not be able to thwart the will of the majority.

Other than as described in this Proxy Statement, the Board of Directors has no present or contemplated plans to enter into any transactions that would require approval of the Company’s Shareholders.

PROPOSAL NUMBER FOUR:

APPROVAL TO WITHDRAW THE COMPANY’S

ELECTION AS A BUSINESS DEVELOPMENT COMPANY

The Company has elected to be treated as a Business Development Company (“BDC”), as that term is defined in Section 54 of the Investment Company Act of 1940 (“the 1940 Act”).  As such, the Company is subject to a number of provisions relating to BDCs rather than to all of the provisions of the 1940 Act applicable to registered investment companies.  Section 58 of the 1940 Act provides that a BDC may not change the nature of its business, so as to cease to be or withdraw its election as a BDC, unless it is authorized to do so by a majority of its issued and outstanding voting securities.

If the Company’s Shareholders approve this Proposal to permit the Company to withdraw its BDC election, the withdrawal will become effective only upon receipt by the SEC of the Company’s application for withdrawal.  The Company does not anticipate filing a withdrawal until it can be reasonably certain that the Company will not be deemed to be an investment company without the protection of its BDC election.  After the Company’s application for withdrawal of its BDC election is filed with the SEC, the Company will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its Board of Directors, affiliated transactions and any compensation arrangements.  Shareholder approval of this Proposal will be valid for one year following the date of approval. If no application for withdrawal is filed within this one-year period, the Company will be required to present the matter to the Shareholders again for approval prior to filing a withdrawal application.

Withdrawal of the Company’s election as a BDC will not affect the Company’s registration under Section 12(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Under the Exchange Act, the Company is required to file periodic reports on Form 10-K, Form 10-Q, Form 8-K, Proxy Statements and other reports required under the Exchange Act.

Since September 18, 1998, the Company’s Common Stock has been traded on the Over-the-Counter (“OTC”) Bulletin Board.  The Company’s withdrawal as a BDC is not expected to have any direct effect on the Company’s trading status on the OTC Bulletin Board

Reasons for Proposed Withdrawal as a BDC

From time to time, the Company’s Board of Directors has discussed the feasibility of the Company continuing its election as a BDC. The Company’s Board of Directors attempted to obtain Shareholder approval to withdraw as a BDC in 1998, but was unable to do so. On November 17, 2003, the Board of Directors unanimously approved to attempt to discontinue operating as a BDC and has again presented this matter to the Shareholders in this Proxy.

In making the determination to present this Proposal to the Company’s Shareholders, the Board of Directors has considered a number of factors.  Over the years, since the Company has operated as a BDC, the business, regulatory and financial climates have shifted gradually, making operations as a BDC more challenging and difficult.  The first, and possibly the most important factor, is that the 1940 Act imposes many regulations on BDCs, including regulations limiting a BDCs ability to sell its Common Stock at a price below Net Asset Value without shareholder approval and certain other requirements. Historically, the Market Prices for BDC stocks have been lower than Net Asset Value, making it much more difficult for BDCs to raise equity capital.  Had the Company had the flexibility to offer and sell equity securities absent the restrictions imposed on BDCs by the 1940 Act, the Company might have taken other actions to preserve its NASDAQ listing for its Common Stock, although no assurance can be given that the outcome would have been any different.  Regulations applicable to BDCs under the 1940 Act also restrict a BDCs ability to issue debt securities.  BDCs do not generate cash flow from operations as operating companies generally do, because a BDC’s business is owning and investing in securities.  With the limitations for capital raising and cash generation, it is difficult for BDCs to have sufficient cash flow and capital to compete in the marketplace.  There is no assurance that the future performance of the Company will be enhanced by passage of this Proposal.

On September 30, 2004, the Company’s total assets were approximately $863,000, consisting of investments in securities valued at their fair value of $854,338 and cash of $7,644.  The Company’s most significant assets are its holdings of investment securities of CPVD, PGI and PG.com.  At September 30, 2004, the Company’s holdings in CPVD had equity and/or cost basis of $106,477 and a fair value of $294,074.  At September 30, 2004, the Company’s holdings in PGI had equity and/or cost basis of $195,000 and a fair value of $277,228.  At September 30, 2004, the Company’s holdings in PG.com had equity and/or cost basis of $252,000 and a fair value of $255,000.  Enercorp, Inc.’s Chief Financial Officer provided the aforementioned indications of Fair Value.  These estimates of Fair Value were based upon accepted methods of appraisal and they were approved by Enercorp, Inc.’s Board of Directors.

After careful consideration of the terms discussed above and other relevant factors, the Board of Directors has determined that the Shareholders’ return on assets is not likely to warrant continued operations as a BDC over the long term.  The Board of Directors believes that the Company may be more likely to achieve greater stability in the valuation of its assets and to prosper and grow if the Company’s long-term strategy is to cease operating as a BDC in favor of purchasing and operating an operating business.  In addition, by withdrawing its election as a BDC, the Company would be relieved of the restrictions of complying with the many rules and regulations associated with operating as a BDC under the 1940 Act.

The Board of Directors has proposed to obtain Shareholder approval for the Company to withdraw its election as a BDC, with the goal of becoming an operating company.  Upon approval of this Proposal, the Board of Directors will actively pursue opportunities to purchase an operating business.  It is possible that the Company will be required to obtain further Shareholder approval to effect any such purchase, which would enable the Company to withdraw its BDC election and become an operating company.

Even if this Proposal is approved by the Shareholders, the Company does not intend to file with the SEC an election to withdraw as a BDC until such time as it is relatively certain that it will qualify as an operating business rather than as an investment company.  If the election is not filed within one year after the date it initially receives Shareholder approval, the Company will again seek Shareholder approval to file the election. A voluntary election to withdraw as a BDC becomes effective upon receipt by the SEC of the election form unless a later date is specified in the application for withdrawal.  The Board of Directors has adopted its two-part strategy of effecting a transaction which will enable the Company to become an operating company before it files its application for withdrawal as a BDC in order to minimize the possibility that, after the Company’s withdrawal as a BDC, the Company could be considered an unregistered investment company that is not in compliance with the 1940 Act.

Effect of Withdrawal of BDC Election on the Company’s Financial Statements

As an operating company, the fundamental nature of the Company’s business will change from that of investing in a portfolio of securities, with the goal of achieving gains on appreciation and dividend income, to that of being actively engaged in the ownership and management of an operating business, with the goal of generating income from the operations of that business.

Withdrawal of the Company’s election to be treated as a BDC under the 1940 Act will result in a significant change in the Company’s method of accounting.  BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDC’s to recognize income and value their investments at Market Value as opposed to Historical Cost.  As an operating company, the required financial statement presentation and accounting for securities held will be either Fair Value or Historical Cost methods of accounting, depending on the classification of the investment and the Company’s intent with respect to the period of time it intends to hold the investment.  Change in the Company’s method of accounting could reduce the market value of its investments in privately held companies by eliminating the Company’s ability to report an increase in value of it holdings as they occur.  Further, revocation of BDC status eliminates the favorable market perception investee companies receive from being the recipient of an investment from a BDC, which could in turn reduce the market value of the Company’s investment.

Steps Toward Decertification

Because of the importance of decertification as a BDC and becoming qualified as an operating company, the Company is using maximum efforts to qualify for this change of status.

The Company has undertaken extensive steps to meet certain procedures relevant to decertification as a BDC. Further, a detailed plan of operations will be prepared for such a change of status for the Company.

Now, therefore, again the Board of Directors wishes to emphasize the importance for all Shareholders voting on this matter of decertification, since such a change of status cannot be effected unless an affirmative vote is recorded from a majority of all issued and outstanding shares of stock.  The Board of Directors recommends that all Shareholders voting in person or by Proxy vote “FOR” such change of status.

Board Recommendation and Vote Required

The Board of Directors recommends that Shareholders vote “FOR” this Proposal to approve withdrawal of the Company’s election to be treated as a BDC under the 1940 Act.  Approval of this Proposal requires the affirmative vote of a majority the Company's issued and outstanding shares of Common Stock and Convertible Preferred Stock entitled to vote on this Proposal.

FINANCIAL INFORMATION

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, including audited financial statements, and a copy of the Company’s Latest Quarterly Report on Form 10-QSB is being sent to Shareholders with this Proxy Statement.

OTHER MATTERS

Management does not know of any other matters to be brought before the Meeting.  However, if any other matters properly come before the Meeting, it is the intention of the appointees named in the enclosed Proxy to vote on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Deadline for submitting Shareholder Proposals and Director Nominations for the Next Annual Meeting

Under Rule 14a-8 of the Securities Exchange Act of 1934, certain shareholder proposals may be eligible for inclusion in Enercorp’s proxy statement and form of proxy. The date by which shareholder proposals must be received by Enercorp so that they may be considered for inclusion in the proxy statement and form of proxy for its next Annual Meeting of Shareholders is a reasonable time before Enercorp begins to print and mail its proxy materials, therefore, such deadline will be no more than 20 days after Enercorp’s announcement of the Annual Meeting date. Alternatively, shareholder proposals which a shareholder does not seek to include in the proxy statement and form of proxy pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, must be received by Enercorp no later than 30 days after Enercorp’s announcement of the Annual Meeting date.   This announcement can be found in the Company’s future quarterly report for the period ended September 30, 2005. Such Proposals should be sent to Enercorp, Inc., Attention Corporate Secretary, at 32751 Middlebelt Rd., Suite B, Farmington Hills, Michigan 48334.

By Order of the Board of Directors:

ENERCORP, INC

  By:  /s/ James C. Sargent

    James C. Sargent, Chairman

  President and CEO